[LOGO]  THE LEGENDS FUND, INC.



ANNUAL REPORT



JUNE 30, 2002

                             THE LEGENDS FUND, INC.

                                  ANNUAL REPORT

                                  JUNE 30, 2002


                                    CONTENTS

President's Letter                                                           1
Report of Independent Auditors                                               2
Financial Statements, Financial Highlights, and Schedules of
     Investments:
     Harris Bretall Sullivan & Smith Equity Growth Portfolio                 3
     Third Avenue Value Portfolio                                            7
     Gabelli Large Cap Value Portfolio                                      11
     Baron Small Cap Portfolio                                              15
Notes to Financial Statements                                               20
Portfolio Performance                                                       27

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. NEITHER THE FUND NOR TOUCHSTONE SECURITIES, INC., THE PRINCIPAL UNDERWRITER FOR FUND SHARES, IS A BANK AND FUND SHARES ARE NOT BACKED OR GUARANTEED BY ANY BANK OR INSURED BY THE FEDERAL DEPOSITORY INSURANCE CORPORATION.

                                                         THE LEGENDS FUND, INC.

July 22, 2002

We are pleased to present the 2002 Annual Report for The Legends Fund, Inc. (the "Fund"). Thanks to all of our current investors and we extend a special welcome to all new investors who have joined us during the period.

Total returns for each of the Fund's portfolios and their respective benchmarks for the years ended June 30, 2002 and 2001, respectively, are listed below:

                                                  YEAR ENDED      YEAR ENDED
                 PORTFOLIO                       JUNE 30, 2002   JUNE 30, 2001
----------------------------------------------   -------------   -------------
Harris Bretall Sullivan & Smith Equity Growth      (30.55%)        (37.42%)
BENCHMARK RETURN - S&P 500                         (17.99%)        (14.83%)
Third Avenue Value *                                (3.45%)          35.66%
BENCHMARK RETURN - S&P 500                         (17.99%)        (14.83%)
Gabelli Large Cap Value *                          (34.89%)         (6.58%)
BENCHMARK RETURN - S&P 500                         (17.99%)        (14.83%)
Baron Small Cap *                                   (2.87%)          12.83%
BENCHMARK RETURN - RUSSELL 2000                     (8.45%)           0.68%

* - Performance shown includes that of each Portfolio's previous sub-adviser prior to November 1, 2000.

Included in this Annual Report is detailed information of the investment holdings of each portfolio as of June 30, 2002, as well as other financial information.

The investment disciplines available within the Fund span a broad spectrum, providing you with the choices and flexibility to plan for the long-term. The Fund exists for the sole purpose of helping to provide you with valuable tools for meeting your investment objectives.

If you have any questions or comments, please feel free to contact us at your convenience.

Sincerely,

/s/ Edward J. Haines

Edward J. Haines
President
The Legends Fund, Inc.

                        REPORT OF INDEPENDENT AUDITORS

The Shareholders and Board of Directors
The Legends Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Legends Fund, Inc. (the Fund) (comprised of the Harris Bretall Sullivan & Smith Equity Growth, Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap Portfolios), including the schedules of investments, as of June 30, 2002, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at June 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at June 30, 2002, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                          /s/ ERNST & YOUNG LLP

Kansas City, Missouri
August 2, 2002

            HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

                     STATEMENT OF ASSETS AND LIABILITIES

                                  JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $23,138,151) - See accompanying schedule     $   20,461,910
   Dividends and interest receivable                                                              12,209
   Due from management company                                                                     2,342
   Receivable for capital shares sold                                                              1,023
                                                                                           --------------
     Total assets                                                                             20,477,484

LIABILITIES
   Accrued expenses                                                                               25,798
   Redemptions payable                                                                           142,352
                                                                                           --------------
     Total liabilities                                                                           168,150
                                                                                           --------------

NET ASSETS                                                                                 $  20,309,334
                                                                                           ==============

Net Assets consist of:
   Paid-in capital                                                                         $  28,712,891
   Accumulated net realized loss on investments                                               (5,727,316)
   Net unrealized depreciation on investments                                                 (2,676,241)
                                                                                           --------------

NET ASSETS, for 2,061,840 shares outstanding                                               $  20,309,334
                                                                                           ==============

NET ASSET VALUE, offering and redemption price per share                                   $        9.85
                                                                                           ==============

                            STATEMENT OF OPERATIONS

                            Year Ended June 30, 2002

INVESTMENT INCOME
   Dividends                                                                               $     206,164
   Interest                                                                                       10,249
                                                                                           --------------
     Total investment income                                                                     216,413

EXPENSES
   Investment advisory and management fees                                                       171,282
   Custody and accounting fees                                                                    71,148
   Professional fees                                                                              32,029
   Directors' fees and expenses                                                                   17,651
   Taxes and filing fees                                                                           6,938
   Other expenses                                                                                  9,370
                                                                                           --------------
     Total expenses                                                                              308,418
     Less: expense reimbursement                                                                  (5,908)
                                                                                           --------------
     Total net expenses                                                                          302,510
                                                                                           --------------
Net investment loss                                                                              (86,097)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                                           (5,689,731)
   Net unrealized depreciation during the period on investments                               (3,883,419)
                                                                                           --------------
Net realized and unrealized loss on investments                                               (9,573,150)
                                                                                           --------------

Net decrease in net assets resulting from operations                                       $  (9,659,247)
                                                                                           ==============


SEE ACCOMPANYING NOTES.

                         STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED JUNE 30,
                                                                           2002            2001
                                                                      -------------   --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment loss                                                $    (86,097)   $    (201,604)
   Net realized gain (loss) on investments                              (5,689,731)       2,554,047
   Net unrealized depreciation during the period on investments         (3,883,419)     (23,770,625)
                                                                      -------------   --------------
     Net decrease in net assets resulting from operations               (9,659,247)     (21,418,182)

Distributions to shareholders from:
   Net realized gain                                                    (2,554,047)      (9,009,264)
                                                                      -------------   --------------
     Total distributions to shareholders                                (2,554,047)      (9,009,264)

Capital share transactions:
   Proceeds from sales of shares                                          4,229,741       8,211,106
   Proceeds from reinvested distributions                                 2,554,047       9,009,264
   Cost of shares redeemed                                              (6,269,144)     (11,664,416)
                                                                      -------------   --------------
     Net increase in net assets resulting
       from capital share transactions                                      514,644       5,555,954
                                                                      -------------   --------------

Total decrease in net assets                                           (11,698,650)     (24,871,492)

NET ASSETS
Beginning of period                                                      32,007,984      56,879,476
                                                                      -------------   --------------

End of period                                                         $  20,309,334   $  32,007,984
                                                                      =============   ==============

OTHER INFORMATION
Shares:
   Sold                                                                     341,525         381,595
   Issued through reinvestment of distributions                             239,965         353,565
   Redeemed                                                               (529,308)        (606,099)
                                                                      -------------   --------------
     Net increase                                                            52,182         129,061
                                                                      =============   ==============

SEE ACCOMPANYING NOTES.

                               FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED JUNE 30,
                                                   2002          2001     2000 (b)          1999         1998
                                                ---------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                    $  15.93      $  30.25     $  26.00      $  21.11     $  17.53
Income (loss) from investment operations:
   Net investment loss                             (0.04)        (0.10)       (0.05)        (0.06)        - (a)
   Net realized and unrealized
     gain (loss) on investments                    (4.73)        (9.42)        4.83          7.17         4.90
                                                ---------------------------------------------------------------
   Total from investment operations                (4.77)        (9.52)        4.78          7.11         4.90

Less distributions:
   From net investment income                         -             -            -             -         (0.02)
   From net realized gain                          (1.31)        (4.80)       (0.53)        (2.22)       (1.30)
                                                ---------------------------------------------------------------
   Total distributions                             (1.31)        (4.80)       (0.53)        (2.22)       (1.32)
                                                ---------------------------------------------------------------

Net asset value, end of period                   $  9.85      $  15.93     $  30.25      $  26.00     $  21.11
                                                ===============================================================
TOTAL RETURN                                     (30.55%)      (37.42%)       18.89%        35.19%       29.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                              $  20,309     $  32,008    $  56,879     $  55,428    $  37,662
Ratio of expenses to average
   net assets                                       1.15%         1.07%        1.01%         0.96%        0.95%
Ratio of expenses to average net
   asset before voluntary
   expense reimbursement                            1.17%         1.07%        1.01%         0.96%        0.95%
Ratio of net investment loss
   to average net assets                          (0.33%)       (0.45%)      (0.39%)       (0.29%)       (0.01%)
Ratio of net investment loss
   to average net assets before
   voluntary expense reimbursement                (0.35%)       (0.45%)      (0.39%)       (0.29%)      (0.01%)
Portfolio turnover rate                              31%            47%          40%           27%          57%

(a) Less than $0.01 per share.
(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

 SEE ACCOMPANYING NOTES.

                              SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES        VALUE
                                                        -----------  ------------
COMMON STOCKS (99.3%)
BASIC CHEMICAL, PLASTICS & SYNTHETICS (12.9%)
        Genentech, Inc.                                   16,700     $   559,450
        Pfizer, Inc.                                      29,000       1,015,000
        Pharmacia Corporation                             14,000         524,300
        Wyeth                                             10,000         512,000
                                                                     ------------
                                                                       2,610,750

BUSINESS SERVICES (11.4%)
        Automatic Data Processing, Inc.                   10,000         435,500
        Electronic Arts, Inc.                              9,000         594,450
        Microsoft Corporation                             19,000       1,039,300
        Siebel Systems, Inc.                              16,800         238,896
                                                                     ------------
                                                                       2,308,146

COMMUNICATIONS (3.9%)
        AOL Time Warner, Inc. (a)                         23,000         338,330
        Viacom, Inc.                                      10,000         443,700
                                                                     ------------
                                                                         782,030

DEPOSITORY INSTITUTIONS (5.5%)
        Citigroup, Inc.                                   16,333         632,904
        State Street Corporation                          11,000         491,700
                                                                     ------------
                                                                       1,124,604

ELECTRICAL & ELECTRONIC MACHINERY (15.1%)
        Broadcom Corporation                              19,100         335,014
        Emerson Electric Company                           9,700         519,047
        General Electric Company                          32,900         955,745
        Intel Corporation                                 45,700         834,939
        Texas Instruments, Inc.                           17,300         410,010
                                                                     ------------
                                                                       3,054,755

FABRICATED METAL PRODUCTS (2.5%)
        Illinois Tool Works, Inc.                          7,500         512,250

FOOD & KINDRED PRODUCTS (2.1%)
        PepsiCo, Inc.                                      9,000         433,800

GENERAL MERCHANDISE STORES (2.7%)
        Wal-Mart Stores, Inc.                             10,000         550,100

INDUSTRIAL MACHINERY & EQUIPMENT (12.1%)
        Applied Materials, Inc.                           26,500         504,030
        Cisco System, Inc. (a)                            66,400         926,280
        Dell Computer Corporation                         13,000         339,820
        E M C Corporation                                 33,500         252,925
        Novellus Systems, Inc.                            12,700         431,800
                                                                     ------------
                                                                       2,454,855

INSTRUMENTS & RELATED PRODUCTS (2.1%)
        Medtronic, Inc.                                   10,000         428,500

INSURANCE AGENTS BROKERS & SERVICES (2.9%)
        Marsh & McLennan Companies, Inc.                   6,000         579,600

INSURANCE CARRIERS (2.7%)
        American International Group, Inc.                 8,000      $  545,840

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (2.6%)
        United Parcel Services, Inc.                       8,500         524,875

PETROLEUM & COAL PRODUCTS (2.5%)
        Exxon Mobil Corporation                           12,200         499,224

RETAIL - BUILDING MATERIALS HARDWARE (2.6%)
        The Home Depot, Inc.                              14,500         532,585

RETAIL - DRUG STORES (2.9%)
        Walgreen Company                                  15,000         579,450

RETAIL - FOOD STORES (2.4%)
        Starbucks Corporation                             20,000         497,000

RETAIL - MISCELLANEOUS (2.6%)
        Costco Wholesale, Inc. (a)                        13,800         532,956

SECURITY & COMMODITY BROKERS (3.1%)
        Goldman Sachs Group, Inc.                          8,700         638,145

SERVICES - ENGINEERING (2.4%)
        3M Company                                         4,000         492,000

WHOLESALE TRADE - DURABLE GOODS (2.3%)
        Johnson & Johnson                                  9,000         470,340
                                                                     ------------

TOTAL COMMON STOCKS (COST $22,828,046)                                20,151,805

                                                         PRINCIPAL
                                                          AMOUNT
                                                        -----------
SHORT-TERM SECURITIES (1.5%)
REPURCHASE AGREEMENT (1.5%)
        State Street Bank, 0.65%, due 07/01/2002
        (Collateralized by U.S. Treasury Bill, 6.63%,
        due 2/15/2027, value $321,378)                  $310,105         310,105
                                                                     ------------

TOTAL SHORT-TERM SECURITIES (COST $310,105)                              310,105
                                                                     ------------

TOTAL INVESTMENTS (100.8%) (COST $23,138,151)                         20,461,910

TOTAL OTHER ASSETS, LESS LIABILITIES ((0.8%))                           (152,576)
                                                                     ------------

TOTAL NET ASSETS (100.0%)                                            $20,309,334
                                                                     ============

OTHER INFORMATION:
   Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $7,867,154 and $9,256,024, respectively. At June 30, 2002, net unrealized depreciation for tax purposes aggregated $2,676,241, of which $3,208,920 related to appreciated investments and $5,885,161 related to depreciated investments. The aggregate cost of securities was the same for federal income tax and financial statement purposes.

(a) Non-income producing.

  SEE ACCOMPANYING NOTES.

                         THIRD AVENUE VALUE PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $42,355,731) - See accompanying schedule        $  42,289,597
   Repurchase agreements                                                                         6,370,818
   Foreign currency (cost $136,580)                                                                141,639
   Dividends and interest receivable                                                                49,881
   Receivable for capital shares sold                                                               70,950
   Due from management company                                                                       8,081
                                                                                              -------------
     Total assets                                                                               48,930,966

LIABILITIES
   Payable for investments purchased                                                               642,442
   Accrued expenses                                                                                 67,872
                                                                                              -------------
     Total liabilities                                                                             710,314
                                                                                              -------------

NET ASSETS                                                                                    $ 48,220,652
                                                                                              =============
Net Assets consist of:
   Paid-in capital                                                                            $ 47,548,344
   Undistributed net investment income                                                             103,424
   Accumulated net realized gain on investments                                                    629,959
   Net unrealized depreciation on investments and foreign currency                                 (61,075)
                                                                                              -------------

NET ASSETS,for 2,999,065 shares outstanding                                                   $ 48,220,652
                                                                                              =============

NET ASSET VALUE, offering and redemption price per share                                      $      16.08
                                                                                              =============

                            STATEMENT OF OPERATIONS

                            YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME
   Dividends (net of foreign tax withheld of $23,529)                                           $  473,988
   Interest                                                                                         83,956
   Other income                                                                                     10,031
                                                                                              -------------
     Total investment income                                                                       567,975

EXPENSES
   Investment advisory and management fees                                                         281,854
   Custody and accounting fees                                                                     117,078
   Professional fees                                                                                32,587
   Directors' fees and expenses                                                                     17,651
   Taxes and filing fees                                                                            11,219
   Other expenses                                                                                    9,368
                                                                                              -------------
     Total expenses                                                                                469,757
                                                                                              -------------
Net investment income                                                                               98,218

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
     Investments                                                                                 2,632,036
     Foreign currency transactions                                                                  (4,531)
                                                                                              -------------
       Net realized gain                                                                         2,627,505

   Net unrealized appreciation (depreciation) during the period on:
     Investments                                                                                (4,233,330)
     Translation of assets and liabilities in foreign currency                                       5,059
                                                                                              -------------
       Net unrealized depreciation                                                              (4,228,271)
                                                                                              -------------
Net realized and unrealized loss on investments and foreign currency                            (1,600,766)
                                                                                              -------------

Net decrease in net assets resulting from operations                                         $  (1,502,548)
                                                                                              =============

SEE ACCOMPANYING NOTES.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED JUNE 30,
                                                                        2002              2001
                                                                   -------------     --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                           $      98,218     $     283,771
   Net realized gain (loss) on
       investments and foreign currency transactions                   2,627,505          (858,057)
   Net unrealized appreciation (depreciation) during the period
       on investments and foreign currency transactions               (4,228,271)        7,765,101
                                                                   -------------     --------------
     Net increase (decrease) in net assets
       resulting from operations                                      (1,502,548)        7,190,815

Distributions to shareholders from:
   Net investment income                                                (283,204)         (575,556)
   Net realized gain                                                           -        (1,768,520)
                                                                   -------------     --------------
     Total distributions to shareholders                                (283,204)       (2,344,076)

Capital share transactions:
   Proceeds from sales of shares                                      27,505,313        13,924,632
   Proceeds from reinvested distributions                                283,204         2,344,076
   Cost of shares redeemed                                           (12,847,707)       (7,043,742)
                                                                   -------------     --------------
     Net increase in net assets resulting
       from capital share transactions                                14,940,810         9,224,966
                                                                   -------------     --------------

Total increase in net assets                                          13,155,058        14,071,705

NET ASSETS
Beginning of period                                                   35,065,594        20,993,889
                                                                   -------------     --------------

End of period (including undistributed net investment income
   of $103,424 and $283,771, respectively)                         $  48,220,652     $  35,065,594
                                                                   =============     ===============
OTHER INFORMATION
Shares:
   Sold                                                                1,677,834           889,289
   Issued through reinvestment of distributions                           18,965           183,379
   Redeemed                                                             (785,692)         (487,635)
                                                                   -------------     --------------
     Net increase                                                        911,107           585,033
                                                                   =============     ===============

SEE ACCOMPANYING NOTES.

                              FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED JUNE 30,
                                               2002         2001 (a)       2000 (b)      1999         1998
                                            ------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                $  16.79       $  13.97       $  22.06      $  21.02     $  20.63
Income (loss) from investment operations:
   Net investment income                        0.02           0.15           0.39          0.33         0.26
   Net realized and unrealized
     gain (loss) on investments                (0.61)          4.31          (5.12)         3.22         4.08
                                            ------------------------------------------------------------------
   Total from investment operations            (0.59)          4.46          (4.73)         3.55         4.34

Less distributions:
   From net investment income                  (0.12)         (0.40)         (0.33)        (0.28)       (0.26)
   From net realized gain                       -             (1.24)         (3.03)        (2.23)       (3.69)
                                            ------------------------------------------------------------------
   Total distributions                         (0.12)         (1.64)         (3.36)        (2.51)       (3.95)
                                            ------------------------------------------------------------------

Net asset value, end of period              $  16.08      $   16.79      $   13.97     $   22.06    $   21.02
                                            ==================================================================
TOTAL RETURN                                  (3.45%)         35.66%       (23.88%)        18.09%       23.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                           $ 48,221      $  35,066      $  20,994     $  50,169    $  46,436
Ratio of expenses to average
   net assets                                   1.08%          1.15%          1.08%         0.96%        0.94%
Ratio of expenses to average net
   asset before voluntary
   expense reimbursement                        1.08%          1.21%          1.08%         0.96%        0.94%
Ratio of net investment income
   to average net assets                        0.23%          1.15%          1.80%         1.56%        1.58%
Ratio of net investment income
   to average net assets before
   voluntary expense reimbursement              0.23%          1.09%          1.80%         1.56%        1.58%
Portfolio turnover rate                           23%           128%            42%           50%          57%

(a) Effective November 1, 2000, EQSF Advisers, Inc. replaced Scudder Kemper Investments, Inc. as sub-adviser for the Portfolio.

(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

SEE ACCOMPANYING NOTES.

                             SCHEDULE OF INVESTMENTS

                                JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES        VALUE
                                                        -----------  ------------
COMMON STOCKS (81.5%)
ELECTRICAL & ELECTRONIC MACHINERY (14.2%)
  American Power Conversion Corporation                     107,800  $  1,361,514
  AVX Corporation                                            85,000     1,388,050
  Bel Fuse, Inc.                                             10,000       270,500
  Ciena Corporation                                         112,500       471,375
  FSI International, Inc.                                   100,000       747,000
  Kemet Corporation                                          99,300     1,773,498
  Tellabs, Inc.                                              95,000       589,000
  TriQuint Semiconductor, Inc. (a)                           37,300       239,093
                                                                     ------------
                                                                        6,840,030

HOLDING & OTHER INVESTMENT OFFICES (15.0%)
  Brascan Corporation                                        81,800     1,879,764
  Capital Southwest Corporation                               9,500       646,000
  Hutchison Whampoa Limited                                 280,000     2,091,039
  Investor AB                                               167,500     1,511,320
  Koger Equity, Inc.                                         40,000       772,000
  Prime Group Realty Trust                                   20,000       130,200
  ProLogis                                                    5,753       149,578
                                                                     ------------
                                                                        7,179,901

INDUSTRIAL MACHINERY & EQUIPMENT (10.7%)
  Applied Materials, Inc.                                    10,000       190,200
  Comverse Technology, Inc.                                  75,300       697,278
  Credence Systems Corporation                              105,900     1,881,843
  CyberOptics Corporation                                    15,000       143,850
  Electro Scientific Industry, Inc.                          57,800     1,404,540
  Electroglas, Inc.                                          85,000       850,000
                                                                     ------------
                                                                        5,167,711

INSURANCE CARRIERS (18.5%)
  AIOI Insurance Company Limited                            189,000       421,076
  Arch Capital Group Limited (a)                             50,000     1,407,500
  First American Corporation                                 10,000       230,000
  Millea Holdings, Inc. (a)                                  54,500     2,220,875
  Mony Group, Inc.                                           53,200     1,809,332
  Phoenix Companies Inc.                                     60,000     1,101,000
  Radian Group, Inc.                                         33,000     1,612,050
  Trenwick Group Limited                                     18,500       138,750
                                                                     ------------
                                                                        8,940,583

OIL & GAS EXTRACTION (1.8%)
  Nabors Industries, Inc. (a)                                25,000       882,500

RAILROAD TRANSPORTATION (0.8%)
  CSX Corporation                                            10,600       371,530

REAL ESTATE (7.2%)
  Catellus Development Corporation                           48,300   $   986,286
  Forest City Enterprises, Inc.                              42,000     1,459,500
  The St. Joe Company                                        34,700     1,041,694
                                                                     ------------
                                                                        3,487,480

RETAIL-AUTOMOTIVE DEALERS & GAS STATIONS (3.7%)
  Toyota Industries                                         110,000     1,800,580

SECURITY & COMMODITY BROKERS (7.0%)
  Instinet Group, Inc.                                      134,500       876,940
  Legg Mason, Inc.                                           37,500     1,850,250
  Southwest Securities Group, Inc.                           33,100       649,422
                                                                     ------------
                                                                        3,376,612

TRANSPORTATION EQUIPMENT (2.6%)
  Trinity Industries, Inc.                                   61,000     1,263,920
                                                                     ------------

TOTAL COMMON STOCKS (COST $39,743,878)                                 39,310,847

                                                         PRINCIPAL
                                                          AMOUNT
                                                        -----------
CORPORATE BONDS (6.2%)
COMMUNICATIONS (0.5%)
  Worldcom, Inc., 6.95%
  due 08/15/2028                                        $ 1,500,000       232,500

STONE CLAY & GLASS PRODUCT (5.7%)
  USG Corporation, Senior Notes, Series B,
  9.25%, due 09/15/2001                                   1,250,000     1,056,250
  USG Corporation, Senior Notes,
  8.50%, due 08/01/2005                                   2,000,000     1,690,000
                                                                     ------------
                                                                        2,746,250
                                                                     ------------

TOTAL CORPORATE BONDS (COST $2,611,853)                                 2,978,750

SHORT-TERM SECURITIES (13.2%)
REPURCHASE AGREEMENT (13.2%)
  State Street Bank, 0.65%, due 07/01/2002
  (Collateralized by U.S. Treasury Note, 4.63%,
  due 02/28/2003, value $6,503,050)                        6,370,818    6,370,818
                                                                     ------------

TOTAL SHORT-TERM SECURITIES (COST $6,370,818)                           6,370,818
                                                                     ------------

TOTAL INVESTMENTS (100.9%) (COST $48,726,549)                          48,660,415

TOTAL OTHER ASSETS, LESS LIABILITIES ((0.9%))                            (439,763)
                                                                     ------------

TOTAL NET ASSETS (100.0%)                                            $ 48,220,652
                                                                     ============

OTHER INFORMATION:
    Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $20,968,712 and $9,270,002, respectively. At June 30, 2002, net unrealized depreciation for tax purposes aggregated $66,134, of which $3,675,195 related to appreciated investments and $3,741,329 related to depreciated investments. The aggregate cost of securities was $48,726,549 for tax purposes.

(a) Non-income producing.

SEE ACCOMPANYING NOTES.

                    GABELLI LARGE CAP VALUE PORTFOLIO

                   STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $16,510,356) - See accompanying schedule   $  11,429,755
   Receivable for investments sold                                                             79,708
   Receivable for capital shares sold                                                           5,018
   Dividends and interest receivable                                                           16,763
   Due from management company                                                                 23,602
                                                                                        --------------
     Total assets                                                                          11,554,846

LIABILITIES
   Payable for investments purchased                                                           39,807
   Accrued expenses                                                                            (5,974)
   Redemptions payable                                                                          3,922
                                                                                        --------------
     Total liabilities                                                                         37,755
                                                                                        --------------

NET ASSETS                                                                              $  11,517,091
                                                                                        ==============
Net Assets consist of:
   Paid-in capital                                                                      $  18,821,934
   Undistributed net investment income                                                          6,802
   Accumulated net realized loss on investments                                            (2,231,044)
   Net unrealized depreciation on investments                                              (5,080,601)
                                                                                        --------------

NET ASSETS,for 2,161,735 shares outstanding                                             $  11,517,091
                                                                                        ==============

NET ASSET VALUE, offering and redemption price per share                                $        5.33
                                                                                        ==============

                            STATEMENT OF OPERATIONS

                           YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME
   Dividends                                                                            $     177,729
   Interest                                                                                    27,721
                                                                                        --------------
     Total investment income                                                                  205,450

EXPENSES
   Investment advisory and management fees                                                    127,703
   Custody and accounting fees                                                                 38,311
   Professional fees                                                                           31,251
   Directors' fees and expenses                                                                17,651
   Taxes and filing fees                                                                        6,938
   Other expenses                                                                               9,369
                                                                                        --------------
     Total expenses                                                                           231,223
     Less:  expense reimbursement                                                             (32,575)
                                                                                        --------------
     Total net expenses                                                                       198,648
                                                                                        --------------
Net investment income                                                                           6,802

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     Net realized loss on investments                                                      (2,159,273)
     Net unrealized depreciation during the period on investments                          (3,921,180)
                                                                                        --------------
Net realized and unrealized loss                                                           (6,080,453)
                                                                                        --------------

Net decrease in net assets resulting from operations                                    $  (6,073,651)
                                                                                        ==============

SEE ACCOMPANYING NOTES.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED JUNE 30,
                                                                       2002              2001
                                                                   -------------    --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                           $      6,802     $      46,636
   Net realized gain (loss) on investments                           (2,159,273)          523,764
   Net unrealized depreciation during the period on investments      (3,921,180)       (1,543,505)
                                                                   -------------    --------------
     Net decrease in net assets resulting from operations            (6,073,651)         (973,105)

Distributions to shareholders from:
   Net investment income                                                (46,636)         (342,115)
   Net realized gain                                                   (397,057)       (1,387,958)
                                                                   -------------    --------------
     Total distributions to shareholders                               (443,693)       (1,730,073)

Capital share transactions:
   Proceeds from sales of shares                                     10,330,942         8,425,353
   Proceeds from reinvested distributions                               443,693         1,730,073
   Cost of shares redeemed                                           (8,756,746)       (5,711,313)
                                                                   -------------    --------------
     Net increase in net assets resulting
       from capital share transactions                                2,017,889         4,444,113
                                                                   -------------    --------------

Total increase (decrease) in net assets                              (4,499,455)        1,740,935

NET ASSETS
Beginning of period                                                  16,016,546        14,275,611
                                                                   -------------    --------------

End of period (including undistributed net investment
   income of $6,802 and $46,636, respectively)                     $ 11,517,091     $  16,016,546
                                                                   =============    ==============

OTHER INFORMATION
Shares:
   Sold                                                               1,478,456           944,310
   Issued through reinvestment of distributions                          65,537           183,727
   Redeemed                                                          (1,274,758)         (595,920)
                                                                   -------------    --------------
     Net increase                                                       269,235           532,117
                                                                   =============    ==============

SEE ACCOMPANYING NOTES.

                              FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED JUNE 30,
                                                   2002       2001 (a)     2000 (b)        1999         1998
                                                ---------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                     $  8.46      $ 10.49      $ 13.99       $ 17.56      $ 14.63
Income (loss) from investment operations:
   Net investment income                            0.02         0.06         0.28          0.21         0.14
   Net realized and unrealized
     gain (loss) on investments                    (2.92)       (0.61)       (0.49)        (1.04)        2.97
                                                ---------------------------------------------------------------
   Total from investment operations                (2.90)       (0.55)       (0.21)        (0.83)        3.11

Less distributions:
   From net investment income                      (0.02)       (0.29)       (0.21)        (0.16)       (0.18)
   From net realized gain                          (0.21)       (1.19)       (3.08)        (2.58)        -
                                                ---------------------------------------------------------------
   Total distributions                             (0.23)       (1.48)       (3.29)        (2.74)       (0.18)
                                                ---------------------------------------------------------------

Net asset value, end of period                   $  5.33      $  8.46      $ 10.49       $ 13.99      $ 17.56
                                                ===============================================================
TOTAL RETURN                                     (34.89%)      (6.58%)      (0.52%)       (3.73%)       21.38%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                                $11,517      $16,017      $14,276       $31,010      $47,450
Ratio of expenses to average
   net assets                                       1.40%        1.40%        1.41%         1.23%        1.18%
Ratio of expenses to average net
   assets before voluntary
   expense reimbursement                            1.63%        1.66%        1.41%         1.23%        1.18%
Ratio of net investment income
   to average net assets                            0.05%        0.35%        1.73%         1.13%        0.80%
Ratio of net investment income (loss)
   to average net assets before
   voluntary expense reimbursement                (0.18%)        0.09%        1.73%         1.13%        0.80%
Portfolio turnover rate                               61%         139%         207%          109%          65%

(a) Effective November 1, 2000, Gabelli Asset Management Company replaced Zweig/Glaser Advisers, LLC as sub-adviser for the Portfolio.
(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

 SEE ACCOMPANYING NOTES.

                            SCHEDULE OF INVESTMENTS

                                 JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES         VALUE
                                                        -----------  -------------
COMMON STOCKS (89.1%)

AIRCRAFT PARTS & EQUIPMENT (3.4%)
  Honeywell International, Inc.                             11,000    $   387,530

BASIC CHEMICAL, PLASTICS & SYNTHETICS (9.8%)
  Allergan, Inc.                                             2,400        160,200
  Bristol-Myers Squibb Company                               6,700        172,190
  Merck & Company, Inc.                                      2,500        126,600
  Schering-Plough Corporation                                8,500        209,100
  Wyeth                                                      9,000        460,800
                                                                     -------------
                                                                        1,128,890

BUSINESS SERVICES (6.7%)
  Cendant Corporation                                       48,500        770,180

COMMUNICATIONS (13.0%)
  Alltel Corporation                                         1,900         89,300
  AOL Time Warner, Inc. (a)                                 12,100        177,991
  AT&T Corporation                                           8,000         85,600
  AT&T Wireless Group (a)                                   24,800        145,080
  Cablevision NY Group (a)                                   5,000         47,300
  Comcast Corporation                                        2,200         52,448
  Nextel Communications, Inc. (a)                           52,000        166,920
  Qwest Communications International, Inc.                  34,312         96,074
  SBC Communications, Inc.                                   3,400        103,700
  Sprint Corporation                                        29,000        307,690
  Verizon Communications                                     5,700        228,855
                                                                     -------------
                                                                        1,500,958

EATING & DRINKING PLACES (3.7%)
  McDonalds Corporation                                     15,000        426,750

ELECTRIC GAS & SANITARY SERVICES (10.2%)
  Calpine Corporation                                       26,500        186,295
  El Paso Corporation                                       24,000        494,640
  EOG Resources, Inc.                                        7,100        281,870
  Kinder Morgan, Inc.                                        3,000        114,060
  Williams Companies, Inc.                                  16,000         95,840
                                                                     -------------
                                                                        1,172,705

ELECTRICAL & ELECTRONIC MACHINERY (5.4%)
  Agere Systems, Inc. (a)                                   58,235         81,529
  Agere Systems, Inc. (Cl. B) (a)                           32,779         49,169
  Lucent Technologies, Inc.                                143,900        238,874
  Motorola, Inc.                                            17,400        250,908
                                                                     -------------
                                                                          620,480

ENGINEERING, LAB & RESEARCH EQUIPMENT (0.9%)
  Raytheon Company                                           2,600        105,950

HOLDING & OTHER INVESTMENT OFFICES (2.9%)
  JP Morgan Chase & Company                                  6,100        206,912
  Mellon Financial Corporation                               4,200        132,006
                                                                     -------------
                                                                          338,918

INDUSTRIAL MACHINERY & EQUIPMENT (10.2%)
  Baker Hughes, Inc.                                        12,900        429,441
  Deere & Company                                            3,000        143,700
  E M C Corporation                                          4,000         30,200
  Hewlett-Packard Company                                   37,380        571,166
                                                                     -------------
                                                                        1,174,507

MISC. MANUFACTURING INDUSTRIES (3.4%)
  Mattel, Inc.                                              12,000     $  252,960
  Tyco International Ltd.                                   10,000        135,100
                                                                     -------------
                                                                          388,060

MOTION PICTURES (3.5%)
  Walt Disney Company                                       21,500        406,350

NATIONAL COMMERCIAL BANK (1.2%)
  FleetBoston Financial Corporation                          4,200        135,870

PAPER & ALLIED PRODUCTS (3.1%)
  International Paper Company                                8,200        357,356

PETROLEUM & COAL PRODUCTS (1.9%)
  Conoco, Inc.                                               8,000        222,400

SECURITY & COMMODITY BROKERS (3.2%)
  Charles Schwab & Company                                  11,600        129,920
  Lehman Brothers Holdings, Inc.                             3,900        243,828
                                                                     -------------
                                                                          373,748

SERVICES-AUTO REPAIR GARAGES (2.5%)
  Ryder Systems, Inc.                                       10,500        284,445

TOBACCO MANUFACTURERS OR CIGARETTES (2.5%)
  Philip Morris Companies, Inc.                              6,500        283,920

TRANSPORTATION EQUIPMENT (1.6%)
  Rockwell Automation, Inc.                                  9,000        179,820
                                                                     -------------

TOTAL COMMON STOCKS (COST $15,339,438 )                                10,258,837

                                                        PRINCIPAL
                                                         AMOUNT
                                                       -----------
SHORT-TERM SECURITIES (10.1%)
U.S. GOVERNMENT OBLIGATIONS (8.4%)
  U.S. Treasury Bills, 1.64%, due 07/18/2002            $  325,000        324,748
  U.S. Treasury Bills, 1.66%, due 07/25/2002               300,000        299,669
  U.S. Treasury Bills, 1.68%, due 07/25/2002               347,000        346,611
                                                                     -------------
                                                                          971,028

REPURCHASE AGREEMENT (1.7%)
  State Street Bank, 0.65%, due 07/01/2002
  (Collateralized by U.S. Treasury Bill, 7.25%,
  due 05/15/2016, value $207,853)                          199,890        199,890
                                                                     -------------

TOTAL SHORT-TERM SECURITIES (COST $1,170,918)                           1,170,918
                                                                     -------------

TOTAL INVESTMENTS (99.2%) (COST $16,510,356)                           11,429,755

TOTAL OTHER ASSETS, LESS LIABILITIES (0.8%)                                87,336
                                                                     -------------

TOTAL NET ASSETS (100.0%)                                             $11,517,091
                                                                    ==============

OTHER INFORMATION:
    Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $7,891,973 and $6,867,106, respectively. At June 30, 2002, net unrealized depreciation for tax purposes aggregated $5,475,874, of which $340,659 related to appreciated investments and $5,816,533 related to depreciated investments. The aggregate cost of securities was $16,905,629 for tax purposes.

(a) Non-income producing.

 SEE ACCOMPANYING NOTES.

                             BARON SMALL CAP PORTFOLIO

                         STATEMENT OF ASSETS AND LIABILITIES

                                   JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $10,321,128) - See accompanying schedule    $  11,825,737
   Receivable for investment securities sold                                                   131,323
   Dividends and interest receivable                                                               336
   Receivable for capital shares sold                                                           50,932
   Due from management company                                                                   2,802
                                                                                         --------------
     Total assets                                                                           12,011,130

LIABILITIES
   Payable for investments purchased                                                            19,366
   Accrued expenses                                                                             10,644
   Redemptions payable                                                                           3,231
                                                                                         --------------
     Total liabilities                                                                          33,241
                                                                                         --------------

NET ASSETS                                                                               $  11,977,889
                                                                                         ==============
Net Assets consist of:
   Paid-in capital                                                                       $  11,045,568
   Accumulated net realized loss on investments                                               (572,288)
   Net unrealized appreciation on investments                                                1,504,609
                                                                                         --------------

NET ASSETS, for 956,262 shares outstanding                                               $  11,977,889
                                                                                         ==============

NET ASSET VALUE, offering and redemption price per share                                 $       12.53
                                                                                         ==============

                              STATEMENT OF OPERATIONS

                             YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME
   Interest                                                                              $      10,690
   Dividends                                                                                     9,329
                                                                                         --------------
     Total investment income                                                                    20,019

EXPENSES
   Investment advisory and management fees                                                      94,655
   Custody and accounting fees                                                                  49,673
   Professional fees                                                                            30,956
   Directors' fees and expenses                                                                 17,651
   Taxes and filing fees                                                                         7,071
   Other expenses                                                                                9,369
                                                                                         --------------
     Total expenses                                                                            209,375
     Less:  expense reimbursement                                                              (69,514)
                                                                                         --------------
     Total net expenses                                                                        139,861
                                                                                         --------------
Net investment loss                                                                           (119,842)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                                                           (443,543)
   Net unrealized appreciation during the period on investments                                653,901
                                                                                         --------------
Net realized and unrealized gain                                                               210,358
                                                                                         --------------

Net increase in net assets resulting from operations                                     $      90,516
                                                                                         ==============

SEE ACCOMPANYING NOTES.

                         STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED JUNE 30,
                                                                       2002             2001
                                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment loss                                             $  (119,842)     $   (18,473)
   Net realized gain (loss) on investments                            (443,543)          49,826
   Net unrealized appreciation during
     the period on investments                                         653,901          656,193
                                                                   ------------     ------------
     Net increase in net assets resulting from operations               90,516          687,546

Distributions to shareholders from:
   Net investment income                                                     -         (107,049)
                                                                   ------------     ------------
     Total distributions to shareholders                                     -         (107,049)

Capital share transactions:
   Proceeds from sales of shares                                    13,276,208        1,420,667
   Proceeds from reinvested distributions                                    -          107,049
   Cost of shares redeemed                                          (8,086,777)      (1,327,003)
                                                                   ------------     ------------
     Net increase in net assets resulting
       from capital share transactions                               5,189,431          200,713
                                                                   ------------     ------------

Total increase in net assets                                         5,279,947          781,210

NET ASSETS
Beginning of period                                                  6,697,942        5,916,732
                                                                   ------------     ------------

End of period                                                      $11,977,889      $ 6,697,942
                                                                   ============     ============
OTHER INFORMATION
Shares:
   Sold                                                              1,094,751          118,014
   Issued through reinvestment of distributions                              -            9,022
   Redeemed                                                           (657,896)        (115,853)
                                                                   ------------     ------------
     Net increase                                                      436,855           11,183
                                                                   ============     ============

SEE ACCOMPANYING NOTES.

                                           FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED JUNE 30,
                                                   2002       2001 (a)     2000 (b)        1999         1998
                                                ---------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                    $  12.90      $  11.64     $  12.17      $  17.58     $  14.85
Income (loss) from investment operations:
   Net investment income (loss)                    (0.13)        (0.03)        0.21          0.10         0.04
   Net realized and unrealized
     gain (loss) on investments                    (0.24)         1.51        (0.64)        (1.80)        3.48
                                                ---------------------------------------------------------------
   Total from investment operations                (0.37)         1.48        (0.43)        (1.70)        3.52

Less distributions:
   From net investment income                       -            (0.22)       (0.10)        (0.04)       (0.14)
   From net realized gain                           -             -            -            (3.67)       (0.65)
                                                ---------------------------------------------------------------
   Total distributions                              -            (0.22)       (0.10)        (3.71)       (0.79)
                                                ---------------------------------------------------------------

Net asset value, end of period                  $  12.53      $  12.90     $  11.64      $  12.17     $  17.58
                                                ===============================================================
TOTAL RETURN                                      (2.87%)        12.83%      (3.52%)       (9.24%)       23.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                               $ 11,978      $  6,698     $  5,917      $ 10,994     $ 14,688
Ratio of expenses to average
   net assets                                       1.55%         1.55%        1.55%         1.54%        1.52%
Ratio of expenses to average net
   asset before voluntary
   expense reimbursement                            2.32%         3.10%        2.25%         1.64%        1.56%
Ratio of net investment income (loss)
   to average net assets                          (1.33%)       (0.33%)        1.33%         0.71%        0.26%
Ratio of net investment income (loss)
   to average net assets before
   voluntary expense reimbursement                (2.10%)       (1.88%)        0.63%         0.61%        0.22%
Portfolio turnover rate                              91%          221%         224%           76%         113%

(a) Effective November 1, 2000, BAMCO, Inc. replaced Zweig/Glaser Advisers, LLC as sub-adviser for the Portfolio.
(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

 SEE ACCOMPANYING NOTES.

                             SCHEDULE OF INVESTMENTS

                                 JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES         VALUE
                                                        -----------  ------------
COMMON STOCKS (94.1%)
AMUSEMENT & RECREATION (1.4%)
  Intrawest Corporation                                     10,000    $  169,800

BASIC CHEMICAL, PLASTICS & SYNTHETICS (1.6%)
  Charles River Laboratories International                   5,500       192,775

BUSINESS SERVICES (6.1%)
  Catalina Marketing Corporation                             8,000       225,760
  Fair Isaac & Company, Inc.                                 4,500       147,915
  Getty Images, Inc.                                         2,500        54,425
  Heidrick & Struggles International, Inc.                   5,000        99,850
  Jeffries Group, Inc.                                       3,000       126,300
  Smartforce Public Limited Company (a)                      1,800         6,120
  Sotheby's Holdings, Inc.                                   5,000        71,250
                                                                    -------------
                                                                         731,620

CARE FACILITIES (1.9%)
  Manor Care, Inc.                                          10,000       230,000

COMMUNICATION SERVICES (2.8%)
  Arbitron Inc. (a)                                          6,000       187,200
  Radio One, Inc. (a)                                        5,000        74,350
  Radio One, Inc. (Cl. D) (a)                                5,000        74,350
                                                                    -------------
                                                                         335,900

DATA PROCESSING & PREPARATION (1.0%)
  Kronos, Inc.                                               4,000       121,956

FOOD PRODUCTS (4.2%)
  California Pizza Kitchen, Inc. (a)                        10,000       248,000
  Krispy Kreme Doughnuts, Inc.                               8,000       257,520
                                                                    -------------
                                                                         505,520

FURNITURE & FIXTURES (1.7%)
  Ethan Allen Interiors, Inc.                                6,000       209,100

GENERAL MERCHANDISE STORES (3.0%)
  Dollar Tree Stores, Inc.                                   9,000       354,690

GLASS CONTAINERS (1.3%)
  Libbey, Inc.                                               4,500       153,450

GROCERIES GENERAL LINE (1.3%)
  Smart & Final, Inc.                                       20,000       156,000

HOTELS & OTHER LODGING PLACES (12.7%)
  Choice Hotels, Inc.                                       14,500       290,145
  Extended Stay America, Inc. (a)                           20,000       324,400
  Four Seasons Hotels, Inc.                                  4,300       201,670
  PRG-Shultz International Inc. (a)                         11,000       135,410
  Sun International Hotels Limited (a)                      15,500       384,090
  Vail Resorts, Inc. (a)                                    10,500       179,550
                                                                    -------------
                                                                       1,515,265

INFORMATION RETRIEVAL SERVICES (4.6%)
  Choicepoint, Inc.                                         12,000    $  545,640

INORGANIC CHEMICALS (2.8%)
  OM Group, Inc.                                             5,500       341,000

INSTRUMENTS & RELATED PRODUCTS (1.1%)
  CTI Molecular Imaging, Inc. (a)                            6,000       137,640

INSURANCE CARRIERS (2.6%)
  Arch Capital Group Limited (a)                             6,500       182,975
  Centene Corporation (a)                                    4,000       123,920
                                                                    -------------
                                                                         306,895

MEDICAL SERVICE PLANS (3.4%)
  AmSurg Corporation (a)                                     5,000       131,300
  United Surgical Partners International, Inc.               8,900       275,722
                                                                    -------------
                                                                         407,022

MISCELLANEOUS BUSINESS CREDIT INSTITUTION (1.1%)
  DVI, Inc.                                                  7,000       135,100

NATURAL GAS DISTRIBUTION (1.3%)
  Southern UN Company                                        8,820       149,940

OIL & GAS EXTRACTION (3.4%)
  Seacor Smit, Inc.                                          6,000       284,100
  XTO Energy, Inc.                                           6,000       123,600
                                                                    -------------
                                                                         407,700

OIL FIELD EXPLORATION SERVICES (1.6%)
  Chiles Offshore, Inc. (a)                                  8,000       194,000

PERSONAL SERVICES (1.4%)
  Weight Watchers International, Inc.                        3,800       165,072

PETROLEUM & COAL PRODUCTS (1.1%)
  Premcor, Inc. (a)                                          5,000       128,600

PHARMACEUTICAL PREPARATIONS (0.7%)
  Cell Genesys, Inc.                                         6,000        80,934

PIPELINES EXCEPT NATURAL GAS (0.0%)
  Kinder Morgan Management, LLC                                 84         2,562

PRINTING & PUBLISHING (4.5%)
  Harte-Hanks, Inc.                                         12,000       246,600
  Information Holdings, Inc.                                 5,000       122,000
  John H. Harland Company                                    6,000       169,200
                                                                    -------------
                                                                         537,800

                                                         NUMBER OF
                                                          SHARES         VALUE
                                                        -----------  ------------
RADIO & TELEVISION BROADCASTING (3.9%)
  Cox Radio, Inc.                                            5,500    $  132,550
  Saga Communications                                       15,000       337,500
                                                                     ------------
                                                                         470,050

REAL ESTATE (0.4%)
  LNR Property Corporation                                   1,500        51,750

RETAIL - APPAREL & ACCESSORIES (3.6%)
  Chicos FAS, Inc.                                           6,000       217,920
  Polo Ralph Lauren Corporation                              9,500       212,800
                                                                     ------------
                                                                         430,720

RETAIL - HOME TEXTILES (1.4%)
  Linens 'n Things, Inc.                                     5,000       164,050

SERVICES - AMUSEMENT & RECREATION (1.2%)
  Penn National Gaming, Inc.                                 8,000       145,200

SERVICES - EDUCATIONAL (8.5%)
  Apollo Group, Inc.                                        20,833       690,573
  Devry, Inc.                                                7,500       171,300
  Education Management Corporation (a)                       4,000       162,920
                                                                     ------------
                                                                       1,024,793

SERVICES - ENGINEERING (2.1%)
  Anteon International Corporation                           7,000       176,960
  Symyx Technologies, Inc. (a)                               5,000        69,600
                                                                     ------------
                                                                         246,560

SERVICES - HEALTH SERVICES (3.2%)
  AMN Healthcare Services, Inc.                              2,000        70,020
  Cross Country, Inc. (a)                                    4,000       151,200
  Province Healthcare Company                                7,500       167,700
                                                                     ------------
                                                                         388,920

WHOLESALE MEDICAL EQUIPMENT (1.2%)
  Viasys Healthcare, Inc. (a)                                8,000       139,600
                                                                     ------------

TOTAL COMMON STOCKS (COST $9,773,015)                                 11,277,624

                                                         PRINCIPAL
                                                          AMOUNT
                                                        -----------
SHORT TERM SECURITIES (4.6%)
REPURCHASE AGREEMENT (4.6%)
  State Street Bank, 0.65%, due 07/01/2002
  (Collateralized by U.S. Treasury Note, 5.88%,
  due 11/05/2005, value $560,621)                        $ 548,113       548,113
                                                                     ------------

TOTAL SHORT-TERM SECURITIES (COST $548,113)                              548,113
                                                                     ------------

TOTAL INVESTMENTS (98.7%) (COST $10,321,128)                          11,825,737

TOTAL OTHER ASSETS, LESS LIABILITIES (1.3%)                              152,152
                                                                     ------------

TOTAL NET ASSETS (100.0%)                                            $11,977,889
                                                                     ============

OTHER INFORMATION:
     Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $7,420,826 and $1,995,142, respectively. At June 30, 2002, net unrealized appreciation for tax purposes aggregated $1,504,408, of which $1,944,274 related to appreciated investments and $439,866 related to depreciated investments. The aggregate cost of securities was $10,321,329 for tax purposes.

(a)  Non-income producing.

 SEE ACCOMPANYING NOTES.

                             THE LEGENDS FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                JUNE 30, 2002

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Legends Fund, Inc. (the "Fund") was formed on July 22, 1992. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company of the series type. The Fund currently consists of four investment portfolios (the "Portfolios"): Harris Bretall Sullivan & Smith Equity Growth, Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap. Each Portfolio, in effect, represents a separate fund. The Fund is required to account for the assets of each Portfolio separately and to allocate general liabilities of the Fund to each Portfolio based on the relative net assets of each Portfolio.

Touchstone Securities, Inc. ("Touchstone Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., is the principal underwriter of shares of the Fund, which are distributed to variable annuity separate accounts of Integrity Life Insurance Company ("Integrity") and its wholly owned subsidiary, National Integrity Life Insurance Company ("National Integrity"), and to a variable universal life separate account of Columbus Life Insurance Company ("Columbus"). Touchstone Advisors, Inc. ("Touchstone Advisors"), registered with the Securities and Exchange Commission as an investment adviser, provides management services to the Fund pursuant to a management agreement (the "Management Agreement") that became effective March 3, 2000. The Western and Southern Life Insurance Company ("W&S") is the ultimate parent of Touchstone Securities, Touchstone Advisors, Integrity, National Integrity and Columbus.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

SECURITY VALUATION

Stocks that are traded on a national exchange are valued at the last sale price on the exchange on which they are primarily traded, or, if there is no sale, at the mean between the current bid and asked prices. Over-the-counter securities for which market quotations are readily available are valued at the mean of the current bid and asked prices.

Short-term debt securities with maturities of 61 days or more for which reliable quotations are readily available are valued at current market quotations. Short-term investments with maturities of 60 days or less are valued using the amortized cost method of valuation, which approximates market value. Bonds and other fixed-income securities (other than short-term securities described above) are valued using market quotations provided by a pricing service under procedures approved by the Fund's Board of Directors.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the closing settlement price. Other securities or assets for which reliable market quotations are not readily available or for which valuation cannot be provided by a pricing service approved by the Board of Directors of the Fund are valued at fair value as determined in good faith by the Board of Directors.

SECURITY TRANSACTIONS

Securities transactions are accounted for as of the trade date. Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Premiums and discounts on securities are amortized using the effective interest method. Realized gains and losses on sales of investments are determined on the basis of nearest average for all of the Portfolios except Gabelli Large Cap Value, which uses the first-in, first-out method.

FEDERAL INCOME TAX MATTERS

The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, and distributes its taxable net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required. As of June 30, 2002, the Fund had realized capital loss carryovers available to offset future realized capital gains as follows:

         -------------------------------------------------------------------------------------
         PORTFOLIO:                                          CAPITAL LOSS CARRYOVER    EXPIRES
         -------------------------------------------------------------------------------------
         Harris Bretall Sullivan & Smith Equity Growth            $ 2,838,038           2010
         Gabelli Large Cap Value                                    1,095,619           2010
         Baron Small Cap                                               88,373           2007
                                                                       40,171           2008
                                                                       39,274           2010
                                                                       ------
                                                                      167,818
         -------------------------------------------------------------------------------------

Certain Portfolios incurred a loss for tax purposes from November 1, 2001 to June 30, 2002. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending June 30, 2003. The following Funds had deferred losses:

             -----------------------------------------------------------------
             PORTFOLIO:                                       DEFERRED LOSS
             -----------------------------------------------------------------
             Harris Bretall Sullivan & Smith Equity Growth       $2,889,278
             Gabelli Large Cap Value                              1,095,619
             Baron Small Cap                                        404,269
             -----------------------------------------------------------------

DIVIDEND DISTRIBUTIONS

Dividends from net investment income and distributions from net realized gains are declared and distributed annually. Dividends and distributions are recorded on the ex- dividend date. All dividends are reinvested in additional full and fractional shares of the related Portfolios.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, post-October capital losses, and losses deferred due to wash sales.

The tax character of distributions paid during the fiscal years ended June 30, 2002 and 2001 were identical to those distributions reported in the Statements of Changes in Net Assets except as follows:

                                                   2002
                             ------------------------------------------------
                                         CAPITAL    RETURN OF
PORTFOLIO:                   ORDINARY     GAIN       CAPITAL        TOTAL *
-----------------------------------------------------------------------------
  Third Avenue Value         $733,383    $       0  $       0     $  733,383
  Gabelli Large Cap Value       6,802            0          0          6,802
-----------------------------------------------------------------------------

                                                   2001
                             ------------------------------------------------
                                         CAPITAL    RETURN OF
PORTFOLIO:                   ORDINARY     GAIN       CAPITAL        TOTAL *
-----------------------------------------------------------------------------
  Harris Bretall Sullivan &
  Smith Equity Growth        $      0   $2,554,047  $       0     $2,554,047
  Third Avenue Value          283,204            0          0        283,204
  Gabelli Large Cap Value     421,027       22,666          0        443,693
-----------------------------------------------------------------------------

* TOTAL DISTRIBUTIONS PAID DIFFER FROM THE STATEMENT OF CHANGES IN NET ASSETS DUE PRIMARILY TO THE USE OF CONSENT DIVIDENDS FOR TAX PURPOSES.

On the Statements of Assets and Liabilities the following adjustments were made for permanent tax adjustments:

----------------------------------------------------------------------------------------
                                         ACCUMULATED     UNDISTRIBUTED
                                        NET REALIZED    NET INVESTMENT    PAID IN
PORTFOLIO:                               GAIN (LOSS)        INCOME        CAPITAL
----------------------------------------------------------------------------------------
  Harris Bretall Sullivan &
  Smith Equity Growth                   $        0     $       86,097     $   (86,097)
  Third Avenue Value                        (5,206)             5,206               0
  Gabelli Large Cap Value                   46,636            (46,636)              0
  Baron Small Cap                                0            119,842        (119,842)
----------------------------------------------------------------------------------------

As of June 30, 2002 the components of accumulated earnings (deficit) on a tax basis were identical to those reported in the Statements of Assets and Liabilities except as follows:

                             -------------------------------------------
                                  THIRD      GABELLI LARGE    BARON
                              AVENUE VALUE     CAP VALUE     SMALL CAP
                                PORTFOLIO      PORTFOLIO     PORTFOLIO
                             -------------------------------------------
Undistributed
  ordinary income               $      0     $         0     $       0
Undistributed long-term
  capital gains                        0               0              0
                             -------------------------------------------
Accumulated
  earnings                             0               0              0
Accumulated capital
  and other losses**                   0      (1,835,771)      (572,087)
Unrealized appreciation
   (depreciation)***             (61,075)     (5,475,874)     1,504,408
                             -------------------------------------------
Total accumulated
  earnings (deficit)            $(61,075)    $(7,311,645)    $  932,321
                             ===========================================

** THE FUNDS HAD NET CAPITAL LOSS CARRYOVERS AND DEFERRED POST-OCTOBER LOSSES AS IDENTIFIED ELSEWHERE IN THE NOTES. IN ADDITION, THEY ALSO HAD DEFERRALS OF WASH SALE LOSSES.

*** THE DIFFERENCES BETWEEN BOOK BASIS AND TAX-BASIS UNREALIZED APPRECIATION (DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF WASH SALE LOSSES.

FUTURES CONTRACTS

Certain Portfolios may enter into futures contracts to protect against adverse movement in the price of securities in the Portfolio or to enhance investment performance. When entering into a futures contract, changes in the market price of the contracts are recognized as unrealized gains or losses by marking each contract to market at the end of each trading day through a variation margin account. When a futures contract is closed, the Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2002, there were no futures contracts held in the Portfolios.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The Portfolios bear the market risk that arises from any changes in contract values.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, Touchstone Advisors, has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The value of the securities transferred is monitored daily to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

FOREIGN CURRENCY

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Third Avenue Value Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


2.  INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

Touchstone Advisors has entered into a sub-advisory agreement with a registered investment adviser ("Sub-Adviser") for each of the Portfolios. Touchstone Advisors, not the Fund, pays the sub-advisory fee to each of the Sub-Advisers. Listed below are management and sub-advisory fees payable as a percentage of average daily net assets:

     -----------------------------------------------------------------------------------
     PORTFOLIO                                       MANAGEMENT FEE   SUB-ADVISORY FEE
     -----------------------------------------------------------------------------------
     Harris Bretall Sullivan & Smith Equity Growth      0.65%              0.40%
     Third Avenue Value                                 0.65%              0.40%
     Gabelli Large Cap Value                            0.90%              0.65%
     Baron Small Cap                                    1.05%              0.80%
     -----------------------------------------------------------------------------------

Under the Management Agreement, Touchstone Advisors provides certain management services to the Fund, and the Fund is responsible for certain of its direct operating expenses. Touchstone Advisors has voluntarily agreed to reimburse each of the Portfolios for operating expenses (excluding management fees) above an annual rate of 0.50% of average daily net assets. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap Value placed a portion of its transactions with brokerage firms which may be considered affiliates of the Fund under the 1940 Act. The commissions paid to these firms were approximately $71,394 in the aggregate during the year ended June 30, 2002.

Certain officers and directors of the Fund are also officers of Touchstone Securities, Touchstone Advisors, Integrity and National Integrity. The Fund does not pay any amounts to compensate these individuals.

3. CAPITAL SHARES

At June 30, 2002, the Fund had authority to issue one billion (1,000,000,000) shares of common stock, $.001 par value each, in any class or classes as determined by the Board of Directors. At June 30, 2002, four classes of shares authorized by the Board of Directors were being offered as follows: 55,000,000 shares for each of the Harris Bretall Sullivan & Smith Equity Growth, Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap Portfolios.

At June 30, 2002, Integrity, through its Separate Account I and Separate Account II, National Integrity, through its Separate Account I and Separate Account II, and Columbus, through its Separate Account I, were the record owners of all the outstanding shares of the Fund.

                             PORTFOLIO PERFORMANCE

                                  JUNE 30, 2002

           HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

         Comparison of the change in value of $10,000 invested in the Harris Bretall Sullivan & Smith Equity Growth Portfolio and the S&P 500 Index

                      HARRIS BRETALL
                     SULLIVAN & SMITH
                      EQUITY GROWTH
DATE                    PORTFOLIO         S&P 500 INDEX
------------------   -----------------    -------------
12/8/1992                $10,000              $10,000
   Jun 93                 $9,710              $10,579
   Jun 94                 $9,360              $10,727
   Jun 95                $12,850              $13,519
   Jun 96                $14,597              $17,032
   Jun 97                $19,010              $22,939
   Jun 98                $24,544              $29,593
   Jun 99                $33,182              $36,328
   Jun 00                $39,450              $38,962
   Jun 01                $24,688              $33,184
   Jun 02                $17,146              $27,214

-  Average annual total return since inception: 5.80%
-  Total return for the year ended June 30, 2002: (30.55%)
-  Average annual return for the five year period ended June 30, 2002: 3.27%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 8, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

For the fiscal year ended June 30, 2002, the portfolio finished down (30.55%). The benchmark S&P 500 Index was down (17.99%) during the same time period. Hence, the Harris Bretall Sullivan & Smith Portfolio lagged the benchmark return for the last fiscal year, after many years of being close to the benchmark S&P 500 index. With a stock selection process that focuses on long-term earnings growth, the combination of September 11th and the corporate accountability issue stemming from the Enron debacle combined to hurt growth stocks.

There has been a disconnect between the fundamentals of earnings growth and stock prices. For an earnings growth manager like Harris Bretall, basing our stock selection on the belief that prices follow earnings, this disconnect represents one of the times when historically, performance suffers. For the long-term investor, these periods have generally been better times to buy, rather than sell, high quality growth stocks.

The big fall off came in the period following the terrible attack on September 11th and in the last quarter following the long list of corporate announcements of financial accounting mistakes. This one-two punch to the market has taken every major index into bear market territory, and most equity investors seem to be suffering losses. It will take time, but we have faith that investors will turn positive once again; that the positive fundamentals in the underlying economy will be met with rising equity prices; and that, once again, prices will follow earnings. Valuations, by most standard models, appear compelling at these levels. Additionally, with the underlying economic growth, inventories should be increasing, and earnings and profit growth should pick up.

Given our outlook for a continued strong economy, with low inflation and low interest rates, we anticipate a period of solid earnings growth to return. We have positioned the portfolio for an economic recovery, and each position in the portfolio is there because we see earnings growth over the next economic cycle. We still believe in the powerful positive forces of globalization, technology, and demographics, and we maintain that these secular trends remain in place to help economic fundamentals and stock prices advance for years to come.

                             THIRD AVENUE VALUE PORTFOLIO

               Comparison of the change in value of $10,000 invested in
                  Third Avenue Value Portfolio and the S&P 500 Index

                     THIRD AVENUE
DATE                VALUE PORTFOLIO      S&P 500 INDEX
-----------------   ---------------      -------------
12/14/1992             $10,000              $10,000
    Jun 93             $10,450              $10,579
    Jun 94             $10,740              $10,727
    Jun 95             $12,886              $13,519
    Jun 96             $16,909              $17,032
    Jun 97             $22,621              $22,939
    Jun 98             $27,905              $29,593
    Jun 99             $32,952              $36,328
    Jun 00             $25,083              $38,962
    Jun 01             $34,028              $33,184
    Jun 02             $32,820              $27,214

-  Average annual total return since inception: 13.25%
-  Total return for the fiscal year ended June 30, 2002: (3.45%)
-  Average annual return for the five year period ended June 30, 2002: 14.18%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 14, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

For the fiscal year ended June 30, 2002, the Third Avenue Value Portfolio returned (3.55%) compared to (17.99%) for the S&P 500. While performance for the fiscal year benefited from market appreciation of selected financial and real estate issues the performance of technology-related companies was negative. The general market seemed to reflect concerns of poor near-term earnings with little consideration for strong financial positions, quality management teams or solid long-term growth prospects. The current suspicion and lack of trust in the capital markets has negatively affected even the most financially conservative and shareholder-friendly companies.

For long-term fundamental investors like Third Avenue, the general market is relatively unimportant. In the long run, the performance of the Third Avenue Portfolio will be driven by the merits of the investments, not by general market considerations. Third Avenue seeks "safe and cheap" equity investments which exhibit four essential characteristics: companies with strong financial positions, competent management and understandable businesses, which trade at a discount to their private market or takeover values.

Third Avenue analyzes all securities from a creditor's point of view and will not acquire the common stock of any company deemed not credit worthy. A credit analysis, even when appraising an equity, looks at a company's internally generated cash flows to see if the company has enough sources of cash to be able to meet its requirements to service obligations and increase corporate wealth. If that cash is not likely to be available internally, credit analysts examine the prospects that the company will have to access capital markets. In examining access to capital markets, such access is almost always to credit markets, especially to senior institutional lenders such as commercial banks and life insurance companies, and to trade credit.

In credit analysis, little or no reliance is placed on being able to access new capital relatively regularly by selling add-on issues of common stock. As a company needs additional equity, the vast majority is obtained through retained earnings, not the sale of new issues of common stock, either publicly or privately. The general stock market is just too capricious to be depended on as a reasonably regular source of new equity capital for the vast, vast majority of American companies. In small part this capriciousness is a function of price, but more importantly it is a function of availability.

The quality of the Third Avenue Value Portfolio continues to be solid and the common stocks held in the Portfolio appear priced at substantial discounts to those companies' business values. This should provide a foundation for longer-term growth. Third Avenue continues to focus on finding additional investment opportunities which meet our "safe and cheap" criteria today for achieving long-term growth into the future.

                        GABELLI LARGE CAP VALUE PORTFOLIO

          Comparison of the change in value of $10,000 invested in the Gabelli Large Cap Value Portfolio and the S&P 500 Index

                                  GABELLI LARGE
DATE                              CAP PORTFOLIO        S&P 500 INDEX
-------------------------         -------------        -------------
12/14/1992                           $10,000              $10,000
    Jun 93                           $10,810              $10,579
    Jun 94                           $11,485              $10,727
    Jun 95                           $13,164              $13,519
    Jun 96                           $14,620              $17,032
    Jun 97                           $17,343              $22,939
    Jun 98                           $21,052              $29,593
    Jun 99                           $20,266              $36,328
    Jun 00                           $20,161              $38,962
    Jun 01                           $18,834              $33,184
    Jun 02                           $12,263              $27,214

-  Average annual total return since inception: 2.16%
-  Total return for the year ended June 30, 2002: (34.89%)
-  Average annual return for the five year period ended June 30, 2002: (5.28%)
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 14, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

Investors' vote of no confidence continued to depress the equity markets at an accelerated pace as the last leg of the unwinding of the excesses created in the bubble market of the late 1990's turned out to be the uncovering of accounting scandals at several corporations. Investor confidence has been damaged by the number of executives that mislead investors by managing their books. Although this behavior was not prevalent, it has seemed so as a small number of executives and companies have made the headlines repeatedly. These announcements spooked investors and came against a vacuum of support because of the stalled earnings outlook. However, the loss of confidence is at odds with the continuing decent economic numbers that show the economy on a solid, if frustratingly slow, path of recovery.

For the fiscal year ended June 30, 2002, the fund declined (34.89%). The fund's performance was hurt by poor performance from companies which had already seen their share price decline. The stocks which were the worst under performers included those with the worst balance sheets and most debt, and those which were in the sectors which had a high profile company admit to misleading accounting. This included the utility and the telecommunications sectors. Another under performing group which in past market cycles was considered safer due to its strong earnings was the pharmaceutical industry. Outperformers included Motorola, Mattel and International Paper.

The Portfolio is well positioned for outperformance going forward. The Portfolio now has an inexpensive valuation and is exposed to holdings that should rebound more strongly than the market when it starts to rise. Since the beginning of the year there has been more value in industries which were tied to a recovering economy and so far that has been pushed out for another six months. It is hard to imagine that stocks will be acting better in the near future. Stocks rise either because earnings grow or because investors are willing to pay a higher price for those earnings. The economy will continue to grow in the second half, and capital spending will recover, joined by an upturn in the industrial sector which has already started.

On the positive side there is an economic recovery which should soon show up in earnings. Consumer confidence and spending are fine, and good productivity, low inflation and interest rates are prevalent. Finally, since mid-year we have seen signs of the kind of market behavior which marks a bottom, such as wild daily swings in the averages and tremendous share trading volume. There is tremendous value in the market now. At some point, there will not be fresh accounting scandals daily and with the economic recovery, capital spending will resume and begin to drive earnings. When these two things happen, investors will return to stocks and the value that has been built in will be realized. But now is the time to capitalize on the emotions in the market, because a considerable part of the value will be captured in the prices as conditions return to normal.

                           BARON SMALL CAP PORTFOLIO

 Comparison of the change in value of $10,000 invested in the Baron Small Cap
    Portfolio, the Value Line Geometric Index and the Russell 2000 Index

DATE                BARON SMALL CAP         RUSSELL 2000 INDEX
---------------     ---------------         ------------------
12/14/1992             $10,000                   $10,000
    Jun 93             $10,110                   $10,857
    Jun 94             $10,763                   $11,179
    Jun 95             $11,881                   $13,196
    Jun 96             $14,102                   $16,363
    Jun 97             $16,975                   $19,016
    Jun 98             $20,989                   $22,210
    Jun 99             $19,051                   $22,533
    Jun 00             $18,380                   $25,795
    Jun 01             $20,739                   $25,971
    Jun 02             $20,143                   $23,776

-  Average annual total return since inception: 7.61%
-  Total return for the fiscal year ended June 30, 2002: (2.87%)
-  Average annual return for the five year period ended June 30, 2002: 7.39%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 14, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

Baron Small Cap's performance of (2.87%) from June 30, 2001 to June 30, 2002 was weak on an absolute basis, but strong relative to the Russell 2000 of (8.45%) and Morningstar's average small-cap fund of (19.78%). The Portfolio's return of 14.7% since Baron started managing the portfolio on November 1, 2000, is significantly ahead of the returns for the Russell 2000 of (4.8%) and Morningstar's small-cap growth fund average of (29.1%).

Sectors that contributed positively over the one year period include business services, energy, health care, hotels and lodging and retail stores and restaurants. Choicepoint, a provider of credential verification and identification service, was up 45% and had the largest positive impact on performance. Other holdings that contributed positively included Chico's FAS, Trigon Healthcare and Dollar Tree Store.

Sectors that hurt performance were communications, printing and publishing, financial services, and media and entertainment. Smartforce was down 68% and had the most negative impact on performance. Other holdings that negatively impacted performance were NTL Inc. and SBA Communications (both of which have since been sold).

Since Baron Capital started managing the portfolio on November 1, 2000, the relative performance has been strong for a couple of reasons. First, the firm's disciplined practice of buying forward-looking, well-managed, fast-growing businesses with real earnings has faired well in a time when the market continues to turns its back on companies with weak balance sheets and irrational valuations. Though stock prices have recently been very volatile, the businesses in which we invest have generally continued to grow in a weak economic environment. We remain optimistic about the long-term prospects of these businesses and therefore remain optimistic regarding the performance of their stocks.

                              DIRECTOR DISCLOSURE

                               JUNE 30, 2002


The Directors and Executive Officers of the Fund and their principal occupations for the last five years are set below. Each may have held other positions with the named companies during that period.

----------------------------------- ------------- -------------------------------------------------------------------
NAME, AGE,
POSITION WITH THE FUND              LENGTH OF     PRINCIPAL OCCUPATION & OTHER
& ADDRESS                           TIME SERVED   DIRECTORSHIPS DURING THE LAST 5 YEARS
----------------------------------- ------------- -------------------------------------------------------------------
                                                  President of Integrity Life Insurance Company since 1993;
                                                  President of National Integrity Life Insurance Company since
John R. Lindholm (52)                             September 1997;  Executive Vice President - Chief Marketing
Chairman of the Board of Directors                Officer of ARM Financial Group (ARM) from July 1993 to March
515 W. Market Street                              2000;  Chairman and Director of the mutual funds in the State
Louisville, KY 40202                8.63 years    Bond Group of mutual funds from June 1995 to December 1996.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  CEO, Aveus, an interactive strategy and development firm, since
                                                  July 1999;  President, Clavm, Inc., a management consulting group, since June 1998;  Fellow, Poynter Institute for Media
                                                  Studies, since June 1998; Board Member (Cowles Media) Star
Chris LaVictoire Mahai (46)                       Tribune Foundation from September 1992 to June 1998;  Senior Vice
Director                                          President, Cowles Media Company/ Star Tribune from August 1993 to
244 North First Avenue                            June 1998;  Director of the mutual funds in the State Bond Group
Minneapolis, MN 55401               4.88 years    of mutual funds from June 1984 to December 1996.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  President, William Faulkner & Associates, LLC (international
William B. Faulkner (74)                          trade business) since 1986; Director of the mutual funds in the
Director                                          State Bond Group of mutual funds from 1980 to December 1996;
240 East Plato Blvd.                              Manager, Carroll Family, LLC (commercial land development
St. Paul, MN 55107                  6.66 years    business) since 1996.
----------------------------------- ------------- -------------------------------------------------------------------

Irvin W. Quesenberry, Jr. (53)                    Retired; Founder and Managing Director of National Asset
Director                                          Management Corporation (investment counseling firm) from 1979 to
35 Brownsboro Hill Road                           1995; Member of Louisville Community Foundation Investment
Louisville, KY 40207                2.36 years    Committee; Board member of Louisville Water Company since 1986.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  Managing partner, Associated Mezzanine Investors, LLC since March
John Katz (63)                                    2000; Director, Nations Flooring, Inc. since March 1998;
Director                                          Investment banker since January 1991; Director of mutual funds in
10 Hemlock Road                                   the State Bond Group of mutual funds from June 1995 to December
Hartsdale, NY 10530                 8.63 years    1996.
----------------------------------- ------------- -------------------------------------------------------------------

Edward J. Haines (54)
President                                         Senior Vice President of Marketing for Integrity Life Insurance
515 W. Market Street                              Company since March 2000; Senior Vice President of Marketing for
Louisville, KY 40202                8 years       ARM from December 1993 to March 2000.
----------------------------------- ------------- -------------------------------------------------------------------

Kevin L. Howard (38)                              Senior Vice President and Counsel of Integrity Life Insurance
Secretary                                         Company since March 2000; Senior Vice President and Counsel of
515 W. Market Street                              ARM from October 1998 to March 2000; Assistant General Counsel of
Louisville, KY 40202                8 years       ARM from January 1994 until October 1998.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  Chief Financial Officer of Integrity Life Insurance Company since
Don W. Cummings (38)                              March 2000; Chief Financial Officer-Retail Business Division of
Controller                                        ARM from November 1996 to March 2000; Strategic Initiatives
515 W. Market Street                              Officer of ARM from April 1996 until November 1996; Controller of
Louisville, KY 40202                2.36 years    ARM from November 1993 until April 1996.
----------------------------------- ------------- -------------------------------------------------------------------

The Statement of Additional Information includes additional information about Fund directors and is available to shareholders upon request without charge by contacting the Administrative Office at 1-800-325-8583.

THIS ANNUAL REPORT IS NOT TO BE CONSTRUED AS AN OFFERING FOR SALE DIRECTLY OR INDIRECTLY OF ANY INTEREST IN THE FUND. NO OFFERING IS MADE EXCEPT IN CONJUNCTION WITH A PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.


        Principal offices located at:
[LOGO]  515 WEST MARKET STREET
        LOUISVILLE, KENTUCKY 40202

                                                         Catalog #001914 (8/02)